Exhibit  32
-----------

                CERTIFICATION PURSUANT TO  18 U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Alpha Wireless Broadband (the "Company") on Form 10-QSB for the period ending September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof
(the "Report"), I, the undersigned in the capacity and on the date indicated below, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to my knowledge:

          1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                         Date: February 28, 2005

                                                         /s/ Albert R. Reda
                                                         --------------------
                                                         Chief Executive Officer


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